THE KIDS FUND

(a series of Northern Lights Fund Trust)

Supplement dated March 31, 2009 (effective at the close of business) to the Prospectus dated November 4, 2008

The Board of Trustees of The Kids Fund (the “Fund”), a separate series of Northern Lights Fund Trust, has concluded that due to the small size of the Fund, it is in the best interests of the Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund, and redeem all outstanding shares, on April 30, 2009.

Effective March 31, 2009, the Fund will no longer pursue its stated investment objective.  The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.  Shares of the Fund are otherwise not available for purchase.

After March 31, 2009 and prior to April 30, 2009, you may redeem your shares, including reinvested distributions, in accordance with the “Redemption of Shares” and/or “Exchanging Shares” sections in the Prospectus.  Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gain.  Please refer to the “Federal Tax Considerations” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO APRIL 30, 2009, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-888-KIDS-US9 or 1-888-543-7879.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the existing Prospectus dated November 4, 2008, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated November 4, 2008 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-888-KIDS-US9 or 1-888-543-7879.